   As filed with the Securities and Exchange Commission on September 26, 1996.

                                                       Registration No. 33-50138

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 3
                                       TO
                                    FORM S-6

              For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

               MIDWEST EQUITY TRUST, FINANCIAL SECURITIES SERIES 1
                              (Exact name of Trust)

                            NATCITY INVESTMENTS, INC.
                            (Exact name of Depositor)

                      251 North Illinois Street, Suite 500
                           Indianapolis, Indiana 46204
          (Complete address of Depositor's principal executive offices)

                               J. Douglas Townsend
                            NatCity Investments, Inc.
                      251 North Illinois Street, Suite 500
                          Indianapolis, Indiana  46204
                (Name and complete address of agent for service)

                                    Copy to:
                             J. Jeffrey Brown, Esq.
                                 Baker & Daniels
                            300 North Meridian Street
                                   Suite 2700
                          Indianapolis, Indiana  46204


     It is proposed that this filing will become effective (check appropriate box):

     / / Immediately upon filing pursuant to paragraph (b), or /X/ On September 26, 1996 pursuant to paragraph (b), or
     / / 60 days after filing pursuant to paragraph (a)(1), or / / On (date) pursuant to paragraph (a)(1) of Rule 485.

     If appropriate, check the following box:

     / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Trust has registered an indefinite number of its Units of fractional undivided interests. A Rule 24f-2 Notice for the Trust's fiscal year ended March 31, 1996 was filed on May 14, 1996.

                              MIDWEST EQUITY TRUST
                          FINANCIAL SECURITIES SERIES 1


                             ----------------------
                             ----------------------
                             ----------------------


     The investment objective of the Trust is to provide for long-term capital appreciation through an investment in publicly traded common stocks of selected commercial banks, savings associations and bank or savings association holding companies with operations in Indiana, Michigan, Ohio, Kentucky and Illinois.

     At March 31, 1996, there were 419,028 Units of the Trust outstanding. The Units offered by this Prospectus are outstanding Units that have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. No proceeds from the sale of Units will be received by the Trust, and any profit or loss on the sale of the Units will accrue to the Sponsor.

     The Public Offering Price per Unit is the Net Asset Value per Unit next computed after a purchase order is received, plus a sales charge of up to 6.25% of the Public Offering Price (6.67% of the net amount invested). At March 31, 1996, the Public Offering Price per Unit was $15.83. Only whole Units may be purchased.

     Read and retain this Prospectus for future reference.


                             ----------------------
                             ----------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                             ----------------------
                             ----------------------
                             ----------------------


                                    SPONSOR:

                            NATCITY INVESTMENTS, INC.


                       Prospectus dated September 26, 1996


                 ESSENTIAL INFORMATION REGARDING THE TRUST
                             AS OF MARCH 31, 1996

Sponsor:  NatCity Investments, Inc.

Trustee:  United States Trust Company of New York

Number of Units Outstanding......................................                            419,028

Fractional Undivided Interest in the Trust
     Represented by each Unit....................................                          1/419,028

Calculation of Public Offering Price per Unit(1)

     Net Asset Value of the Trust(2) ............................                      $   6,219,886
     Divided by 419,028 Units ...................................                      $       14.84
          Plus Sales Charge of 6.25% of Public Offering Price
          (6.67% of net amount invested).........................                      $         .99
     Public Offering Price per Unit(1) ..........................                      $       15.83

Redemption Price (and Sponsor's Repurchase Price) per Unit(3) ...                      $       14.84

Excess of Public Offering Price per Unit
     over Redemption Price per Unit(3) ..........................                      $         .99

Date Trust Established ..........................................                       May 20, 1993

Income Record Dates .............................................                        December 15
                                                                            and June 15 of each year

Income Distribution Dates .......................................                        December 31
                                                                            and June 30 of each year

Capital Record Dates ............................................          the last day of any month
                                                                          on which the distributable
                                                                      balance of the Capital Account
                                                                      is $1.00 or more per 100 Units

Capital Distribution Dates ......................................          the 20th day of the month
                                                                     following a Capital Record Date

Mandatory Termination Date ......................................                       May 20, 1998

Liquidation Amount ..............................................                      $   2,259,592

Estimated Annual Expenses of the Trust (Total)...................                $2.99 per 100 Units
     Estimated Annual Trustee's Fee .............................     $.84 per 100 Units
     Estimated Annual Sponsor's Supervisory Fee .................     $.25 per 100 Units
     Estimated Annual Miscellaneous Expenses ....................    $1.90 per 100 Units


---------------

     (1) The Public Offering Price is the Net Asset Value per Unit of the Trust as of March 31, 1996 plus the applicable sales charge. See "Public Offering of Units -- Public Offering Price" and "Valuation."

     (2) In calculating the Net Asset Value of the Trust, each Stock listed on a national securities exchange is valued at the closing sale price on March 31, 1996 or, if no such price existed or if the Stock is not so listed, at the closing bid price on such date.

     (3) The Redemption Price per Unit is based on the Net Asset Value per Unit of the Trust as of March 31, 1996, computed as described under "Valuation." See "Comparison of Public Offering Price and Redemption Value."

                                     SUMMARY

     THE TRUST. The objective of the Midwest Equity Trust, Financial Securities Series 1 (the "Trust") is to provide for long-term capital appreciation through an investment in publicly traded common stocks of selected commercial banks, savings associations and bank or savings association holding companies ("financial institutions") with operations in Indiana, Michigan, Ohio, Kentucky and Illinois (the "Stocks"). The several Stocks in the Trust's portfolio are listed on the "Schedule of Investments." The Trust seeks to achieve its objective of long-term capital appreciation through its investment in the Stocks. The Sponsor did not base its selection of the Stocks on the payment of dividends by the various issuers; however, many selected Stocks may pay dividends. The Trust is not a "managed" investment portfolio, but rather will consist of the same portfolio of Stocks for the life of the Trust, subject to adjustment or elimination in certain limited circumstances. See "Administration of the Trust."

     SPECIAL RISK CONSIDERATIONS. The Stocks may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting corporate profitability, including, but not limited to, the financial condition of issuers, the prices of equity securities in general and the financial condition and prices of equity securities in Midwestern financial institutions, in particular. See "The Trust -- Special Risk Considerations." The geographic concentration of the Trust's portfolio of Stocks will expose the Trust to the risk of any significant adverse developments in the Midwest's economy and real estate markets. The Sponsor believes, however, that because of the economic diversity of the manufacturing, service and agricultural sectors of the Midwest economy, selected financial institutions offer attractive investments. In addition, financial institutions are subject to extensive regulation by state and federal regulatory agencies, which, among other things, examine financial institutions, establish capital and other financial requirements and must approve acquisitions and other changes of control. Regulatory actions may adversely affect the earnings potential of the issuers of the Stocks or their ability to pay dividends. A deterioration in the financial condition of an issuer, the poor performance of its common stock or its failure to continue to meet the investment objective of the Trust, will not result directly in its elimination from the portfolio. See "Administration of the Trust -- Portfolio Supervision." There is no assurance that the Trust's objective will be achieved. The value of the Stocks and, therefore, the value of Units, may be expected to fluctuate.

     TERMINATION. During the life of the Trust, Stocks will not be sold to take advantage of market fluctuations. The Trust will terminate on the Mandatory Termination Date (May 20, 1998) regardless of market conditions at that time. The Trust may be terminated prior to the Mandatory Termination Date in certain extraordinary events. See "Termination of the Trust" and "Tax Status of the Trust." Unless advised to the contrary by the Sponsor, the Trustee will begin to sell the Stocks held in the Trust on the first business day following the Mandatory Termination Date. Moneys held upon such sale of Stocks will be distributed within 30 days thereafter and, until distributed, will be held in non-interest bearing accounts and will be of benefit to the Trustee. See "Expenses of the Trust."

     PUBLIC OFFERING PRICE.   The Public Offering Price per Unit is computed by
dividing the Net Asset Value of the Trust as described under "Valuation," by the number of Units outstanding, then adding the applicable sales charge. The maximum sales charge is 6.25% of the Public Offering Price (6.67% of the net amount invested). The applicable sales charge will be reduced for specified volume purchases. For purposes of computing Net Asset Value, each Stock listed on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") or Nasdaq National Market System is valued at its closing sale price on the applicable valuation date or, if no such price existed or if the Stock is not so listed, at its closing bid price on such date. See "Public Offering of Units -- Public Offering Price" and "Valuation."

     DISTRIBUTIONS. The Trustee will make pro rata distributions to Unitholders from both the Income Account and the Capital Account on each applicable Distribution Date to the extent funds are available for distribution in the respective accounts. Net proceeds from the sale of Stocks will be distributed to Unitholders of record on the last day of the month in which such sale occurs, within 20 days after the end of such month. See "Distributions." Upon termination of the Trust, the Trustee will distribute to each Unitholder of record as of the termination date his pro rata share of the Trust's assets, less expenses. In connection with a termination of the Trust on the Mandatory Termination Date, holders of at least 2,500 Units, or of fewer Units having an aggregate current value of at least $25,000, may request to receive such distribution "in kind." See "Redemption" and "Termination of the Trust." See "Tax Status of the Trust" for a discussion of the tax consequences to an investor of an "in kind" redemption. The sale of Stocks in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time due to termination of the Trust. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the amount paid by such Unitholder to purchase Units.

     SECONDARY MARKET FOR UNITS. The Sponsor, though not obligated to do so, currently intends to maintain a secondary market for Units during the life of the Trust. If a secondary market is not maintained, a Unitholder may dispose of his Units only through redemption. With respect to redemption requests in excess of $100,000, the Sponsor may, in its sole discretion, direct the Trustee to redeem Units "in kind" by distributing Stocks to the redeeming Unitholder. See "Redemption." A Unitholder receiving a redemption "in kind" generally will incur brokerage or other transaction costs in converting the Stocks distributed into cash. For information on the tax effects of receiving a redemption "in kind," see "Tax Status of the Trust."

                          INDEPENDENT AUDITORS' REPORT


The Unitholders, Sponsor and Trustee
Midwest Equity Trust
Financial Securities Series 1

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Midwest Equity Trust, Financial Securities Series 1, as of March 31, 1996, and the related statements of operations and changes in net assets for each of the years ended March 31, 1996 and 1995, and for the period from the Date of Deposit, May 20, 1993, to March 31, 1994. These financial statements are the responsibility of the Trust's Trustee. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1996, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Midwest Equity Trust, Financial Securities Series 1, at March 31, 1996, and the results of its operations and changes in its net assets for each of the years ended March 31, 1996 and 1995, and for the period from the Date of Deposit, May 20, 1993, to March 31, 1994, in conformity with generally accepted accounting principles.



     /s/ KPMG PEAT MARWICK LLP




Indianapolis, Indiana

August 20, 1996

                              MIDWEST EQUITY TRUST
                          FINANCIAL SECURITIES SERIES 1


                       STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1996


ASSETS

Securities, at value, cost of $3,930,350 (Note 1). .   $     6,189,291
Cash . . . . . . . . . . . . . . . . . . . . . . . .            18,392
Dividends receivable . . . . . . . . . . . . . . . .            14,301
                                                       ---------------
                                                       $     6,221,984

LIABILITIES AND NET ASSETS

Accrued liabilities. . . . . . . . . . . . . . . . .   $         2,098
                                                       ---------------
                                                       $         2,098
Balance, applicable to 419,028 outstanding
     Units of fractional undivided interest:
     Cost of Trust assets (Note 1) . . . . . . . . .   $     3,930,350
     Net unrealized appreciation (Note 2). . . . . .         2,258,941
                                                       ---------------
                                                       $     6,189,291

Balance of distributable funds
     (applicable to Unitholders) . . . . . . . . . .   $        30,595
                                                       ---------------

Net Assets . . . . . . . . . . . . . . . . . . . . .   $     6,219,886
                                                       ---------------
                                                       ---------------

Value per Unit (419,028 Units) . . . . . . . . . . .   $         14.84
                                                       ---------------
                                                       ---------------



                 See accompanying notes to financial statements.

                              MIDWEST EQUITY TRUST
                         FINANCIAL SECURITIES SERIES  1


                             SCHEDULE OF INVESTMENTS


                                 March 31, 1996

    NUMBER                                                           MARKET
  OF SHARES      NAME OF ISSUER (LOCATION)                     VALUE (NOTE 1)
  ---------  --------------------------------                  --------------

 10,866. . . 1st Source Corporation (South Bend, IN). . . . . .$   233,619
  5,112. . . AMBANC Corp. (Vincennes, IN) . . . . . . . . . . .    155,901
 15,992. . . ANB Corporation (Muncie, IN) . . . . . . . . . . .    263,871
  9,041. . . CBT Corporation (Paducah, KY). . . . . . . . . . .    207,932 (*)
 18,215. . . CNB Bancshares, Inc. (Evansville, IN). . . . . . .    528,230 (*)
  4,927. . . Chemical Financial Corporation (Midland, MI) . . .    204,485 (*)
  3,497. . . Fifth Third Bancorp (Cincinnati, OH) . . . . . . .    202,833
  6,988. . . First Chicago Corporation (Chicago, IL). . . . . .    290,020
  4,636. . . First Financial Bancorp (Hamilton, OH) . . . . . .    162,250 (*)
  7,314. . . First Financial Corporation (Terre Haute, IN). . .    230,400
 13,350. . . First Indiana Corporation (Indianapolis, IN) . . .    303,713
  7,823. . . First Merchants Corporation (Muncie, IN) . . . . .    215,132
  6,953. . . Firstmerit Corporation (Akron, OH) . . . . . . . .    215,541 (*)
  9,723. . . First Michigan Bank Corporation (Holland, MI). . .    294,130
  8,032. . . Fort Wayne National Corporation (Fort Wayne, IN) .    240,945 (*)
  7,303. . . Independent Bank Corporation (Ionia, MI) . . . . .    199,013
  9,387. . . Indiana Federal Corporation (Valparaiso, IN) . . .    173,661 (*)
  9,942. . . Indiana United Bancorp (Greensburg, IN). . . . . .    241,090 (*)
 16,609. . . National City Bancshares, Inc. (Evansville, IN). .    973,730
  6,210. . . Old Kent Financial Corporation (Grand Rapids, MI).    247,625
  5,152. . . Old National Bancorp (Evansville, IN). . . . . . .    171,304
  9,734. . . Peoples Bancorp (Auburn, IN) . . . . . . . . . . .    189,822 (*)
  8,343. . . Today's Bancorp Inc. (Freeport, IL). . . . . . . .    244,044 (*)
                                                                -----------
              Total market value . . . . . . . . . . . . . . .  $ 6,189,291
                                                                -----------
                                                                -----------
              Aggregate cost of securities . . . . . . . . . .  $ 3,930,350
                                                                -----------
                                                                -----------

(*) Denotes non-income producing security.

                 See accompanying notes to financial statements.

                              MIDWEST EQUITY TRUST
                         FINANCIAL SECURITIES SERIES  1


                            STATEMENTS OF OPERATIONS

                                                                     PERIOD
                                                                    FROM THE
                                                                DATE OF DEPOSIT,
                                    YEAR ENDED     YEAR ENDED   MAY 20, 1993 TO
                                 MARCH 31, 1996  MARCH 31, 1995  MARCH 31, 1994
                                 --------------  -------------- ----------------

Dividends . . . . . . . . . . . .  $  152,825       $163,689        $141,785
                                   ----------       --------        --------
     Total investment income. . .     152,825        163,689         141,785

Expenses:
     Trustee's fees and expenses.      13,187         11,452           8,173
                                   ----------       --------        --------


Investment income - net . . . . .     139,638        152,237         133,612
                                   ----------       --------        --------

Net gain on investments:
Net realized gain . . . . . . . .     198,827        154,060               1
Change in unrealized appreciation   1,197,813        578,483         482,645
                                   ----------       --------        --------
                                    1,396,640        732,543         482,646
                                   ----------       --------        --------

Net increase in net assets
  resulting from operations . . .  $1,536,278       $884,780        $616,258
                                   ----------       --------        --------
                                   ----------       --------        --------

                 See accompanying notes to financial statements.

                              MIDWEST EQUITY TRUST
                         FINANCIAL SECURITIES SERIES  1


                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                          PERIOD
                                                                                         FROM THE
                                                                                     DATE OF DEPOSIT,
                                               YEAR ENDED          YEAR ENDED         MAY 20, 1993 TO
                                             MARCH 31, 1996      MARCH 31, 1995       MARCH 31, 1994
                                             --------------      --------------      ----------------
Net increase in net assets resulting
from operations:
     Investment income - net . . . . . . .     $139,638             $152,237              $133,612
     Net realized gain on investments. . .      198,827              154,060                     1
     Change in unrealized appreciation
     on investments. . . . . . . . . . . .    1,197,278              578,483               482,645
                                             ----------          -----------             ---------
                                              1,536,278              884,780               616,258

Distributions to Unitholders:
     Investment income - net . . . . . . .    (129,063)            (149,601)              (85,630)

Unit transactions:
     Redemption of Units
     (69,160 and 114,486, respectively). .    (861,739)          (1,243,877)                     0
                                             ----------          -----------             ---------

Total increase (decrease) in net assets. .      545,476            (508,698)               530,628

Net assets:
      At the beginning of the period . . .    5,674,410            6,183,108             5,652,480
                                             ----------           ----------             ----------

     At the end of the period (including
     distributable funds applicable to
     Trust Units of $30,595 at March 31,
     1996,  $34,575 at March 31, 1995 and
     $47,983 at March 31, 1994). . . . . .   $6,219,886           $5,674,410            $6,183,108
                                             ----------           ----------            ----------
                                             ----------           ----------            ----------

Trust Units outstanding at the end of the
period. . . . . . . . . . . . .  . . . . .      419,028              488,188               602,674


                 See accompanying notes to financial statements.

                                MIDWEST EQUITY TRUST
                           FINANCIAL SECURITIES SERIES 1

                           NOTES TO FINANCIAL STATEMENTS


1.  SIGNIFICANT ACCOUNTING POLICIES

    SECURITY VALUATION: The Stocks are stated at the closing sale price of each Stock that is listed on a national securities exchange or, if no such price existed or the Stock is not so listed, the closing bid price thereof, on March 31, 1996, 1995 or 1994, as applicable.

    INVESTMENT INCOME: Investment income consists of dividends on the Stocks. Dividends on each Stock are recognized on such Stock's ex-dividend date.

    SECURITY COST: Cost of the Stocks is based on the market value of the Stocks on May 19, 1993, the business day prior to the Date of Deposit. The cost of Stocks sold is determined using the average cost method.

    FEDERAL INCOME TAXES: The Trust is not taxable for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for federal income taxes.

    EXPENSES OF THE TRUST: The Trust pays a fee for Trustee services to United States Trust Company of New York, which is based on $0.84 per annum per 100 Units outstanding based on the largest aggregate number of Units outstanding during the calendar year. The Trust may pay an annual supervisory fee to the Sponsor of up to $0.25 per annum per 100 Units outstanding based on the largest aggregate number of Units outstanding during the calendar year. The Trust also pays recurring financial reporting and other miscellaneous expenses.

    USE OF ESTIMATES: The preparation of Financial statements in conformity with generally accepted accounting principles requires the Trustee to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.  UNREALIZED APPRECIATION AND DEPRECIATION

    An analysis of net unrealized appreciation at March 31, 1996 follows:

        Unrealized appreciation.............................    $ 2,269,794
        Unrealized depreciation.............................    $    10,853
                                                                -----------
                                                                $ 2,258,941

3.  OTHER INFORMATION

    COST TO INVESTORS: The cost to initial investors of Units of the Trust was based on the aggregate underlying value of the Stocks on the date of an investor's purchase, plus a sales charge of 6.25% of the public offering price which is equivalent to approximately 6.67% of the net amount invested. A reconciliation of the original cost of Units to investors to the net amount applicable to investors as of March 31, 1996 is set forth below.

        Original cost to investors..........................    $ 6,029,312
            Sales charge....................................       (376,832)
            Cost of securities sold or redeemed
                 since date of deposit......................     (1,722,130)
            Net unrealized appreciation of securities.......      2,258,941
                                                                -----------
            Net amount applicable to investors..............    $ 6,189,291
                                                                -----------
                                                                -----------

    DISTRIBUTIONS TO UNITHOLDERS: Income distributions to Unitholders are made semi-annually on December 31 and June 30 to Unitholders of record on December 15 and June 15, respectively. Capital distributions to Unitholders, if any, are made to Unitholders of record on the last day of any month on which the distributable balance of the Trust's Capital Account is $1.00 or more per 100 Units, on the 20th day of the following month.

    Selected data per Unit of the Trust outstanding throughout the period:

                                                                            PERIOD
                                                                           FROM THE
                                                                         DATE OF DEPOSIT,
                                       YEAR ENDED          YEAR ENDED   MAY 20, 1993 TO
                                     MARCH 31, 1996     MARCH 31, 1995  MARCH 31, 1994
                                     --------------     --------------  --------------
Investment income. . . . . . . . .            $.35              $.30             $.23
Expenses . . . . . . . . . . . . .            (.03)             (.02)            (.01)
                                             -----             -----            -----
Investment income - net. . . . . .              32               .28              .22
Distributions to Unitholders:
  Investment income - net. . . . .            (.29)             (.27)      (.14)
Net gain on investments. . . . . .            3.19              1.35              .80
                                             -----             -----            -----
Total increase in net assets . . .            3.22              1.36              .88

Net assets:
  Beginning of the period. . . . .           11.62             10.26             9.38
                                             -----             -----            -----
  End of the period. . . . . . . .          $14.84            $11.62           $10.26
                                             -----             -----            -----
                                             -----             -----            -----


    Investment income, Expenses, and Investment income - net per Unit have been calculated based on the weighted average number of Units outstanding during the period (441,757, 551,025 and 602,674 Units during the periods ended March 31, 1996, 1995, and 1994, respectively). Distributions to Unitholders of Investment income - net per Unit reflects the Trust's actual distribution of $.14 per Unit to 602,674 Units on December 31, 1993; $.12 per Unit to 593,330 Units on
June 30, 1994; $.15 per Unit to 521,388 Units on December 31, 1994; $.14 per Unit to 458,188 Units on June 30, 1995; and $.15 per Unit to 425,298 Units on December 31, 1995.

                                    *  *  *  *  *

THE  TRUST

    The Trust is the first of a series of similar, but separate, unit investment trusts created pursuant to a Trust Agreement dated as of May 20, 1993 (the "Indenture"), between Raffensperger, Hughes & Co., Inc. ("Raffensperger"), and United States Trust Company of New York (the "Trustee"). Reference is made to the Indenture and any statements contained herein are qualified in their entirety by the provisions of the Indenture. Effective July 13, 1995, Raffensperger assigned all of its rights and obligations as Sponsor under the Indenture to NatCity Investments, Inc. All references to the "Sponsor" herein refer to the Sponsor acting as such at the time, as applicable in the context.

    The portfolio of the Trust consists of Stocks selected by the Sponsor
(collectively, the "Stocks").    On May 20, 1993 (the "Date of Deposit"), the
Sponsor deposited the Stocks with the Trustee together with cash or an irrevocable letter or letters of credit of a commercial bank or banks in an amount at least equal to the aggregate purchase price of any of the Stocks represented by confirmations of contracts to purchase such securities. The value of the Stocks on the Date of Deposit was determined on the basis of the closing sale price of each Stock that was listed on a national securities exchange, or, if no such price existed or the Stock was not so listed, the closing ask price thereof, on the business day prior to the Date of Deposit. In exchange for the deposit of the Stocks, including any contracts to purchase Stocks, the Trustee delivered to the Sponsor a receipt for Units representing the entire ownership of the Trust.

    Each Unit represents a fractional undivided interest in each of the Stocks. If any Units are redeemed, the aggregate value of the Trust will be reduced, and the fractional undivided interest represented by each remaining Unit will be increased proportionately. Units will remain outstanding until redeemed upon tender to the Trustee by any Unitholder (which may include the Sponsor) or until the termination of the Trust. See "Termination of the Trust."

    Because the Trust is organized as a unit investment trust, rather than a management investment company, the Trustee and the Sponsor do not have authority to manage the Trust's assets in an attempt to take advantage of various market conditions to improve the Trust's Net Asset Value, but rather may dispose of Stocks only under limited circumstances. The original proportionate relationship among the Stocks is subject to adjustment only (i) to reflect the occurrence of a stock split, stock dividend or a similar event which affects the capital structure of the issuer of a Stock but which does not affect the Trust's percentage ownership of the common stock equity of such issuer at the time of such event, (ii) to reflect a sale of a Stock or (iii) to reflect a merger or reorganization by an issuer of a Stock. See "Administration of the Trust -- Portfolio Supervision."

    Stocks contained in the Trust will not be sold to take advantage of market fluctuations nor will they be sold solely because the Sponsor no longer considers them to have appreciation potential. Any proceeds from the sale of Stocks and any dividends and distributions received will be held by the Trustee in non-interest bearing accounts until used to pay expenses of the Trust or distributed to Unitholders. Net proceeds from the sale of Stocks during any month, and any other amounts in the Capital Account, will be distributed to Unitholders of record as of the last day of such month, within 20 days after the end of such month, but only if such amounts are sufficient to distribute at least $.01 per Unit. Distributions from the Income Account will be made on the semi-annual Income Distribution Dates referred to under "Essential Information Regarding the Trust." To the extent that funds are held in such non-interest bearing accounts, such funds will benefit the Trustee.

    SPECIAL RISK CONSIDERATIONS. An investment in Units of the Trust should be made with an understanding of the risks inherent in an investment in common stocks in general. The general risks are associated with the rights to receive payments from the issuer which are generally inferior to creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Holders of common stocks have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and to participate in amounts available for distribution by the issuer only after all other claims against the issuer have been paid or provided for. By contrast, holders of preferred stocks may have the right to receive dividends on a cumulative basis that must be paid before any dividends are paid on common stock. Preferred stocks are also typically entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks.

    Common stocks do not represent an obligation of the issuer. Therefore they do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends, which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Unlike debt securities, which typically have a stated principal amount payable at maturity, common stocks do not have a fixed principal amount or a maturity. Additionally, the value of the Stocks in the Trust will fluctuate over the life of the Trust.

    The Stocks are issued by Midwestern financial institutions. In view of this, an investment in Units of the Trust should be made with an understanding of the problems and risks inherent in the financial institution industry in general. Commercial banks, savings associations and their related holding companies are especially subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Financial institutions are subject to extensive federal and state regulation. Such regulations impose minimum capital requirements and limitations on the nature and extent of business activities that financial institutions and their holding companies may pursue.
Furthermore, regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may significantly restrict the permissible activities of a particular financial institution if deemed to pose significant risks to the soundness of the institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in minimum capital requirements, and increases in deposit insurance premiums required to be paid to the FDIC, can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulation, however, ensures the solvency or profitability of financial institutions, or insures against any risk of investment in the securities issued by such institutions.

    There has been much recent attention focused on the financial institution industry regarding prospects for legislative and regulatory changes which could have a material impact on investments in that industry. The laws and regulations affecting financial institutions and their holding companies are in a state of flux. The rules and the regulatory agencies in this area have changed significantly over recent years, and there is reason to expect that additional changes will continue in the future. It is difficult to predict the outcome of these changes. However, such changes could reduce the profitability of financial institutions generally, and could affect particular institutions or types of institutions more materially than others. In particular, in September 1994, the Reigle-Neal Interstate Banking and Branching Efficiency Act of 1994 was enacted to facilitate the interstate expansion and consolidation of financial institutions. This legislation is expected to have a significant effect in restructuring the banking industry and can be expected to increase competition among financial institutions. In addition, financial institutions face increasingly significant competition from other financial intermediaries such as mutual funds, credit unions mortgage banking companies and insurance companies. Reforms of the Glass-Steagall Act and other federal laws have been proposed which could reduce competitive barriers between financial institutions and these other intermediaries. The present administration has announced a program to reduce the regulatory burden on financial institutions and to consolidate regulation of the entire banking industry into a single agency. On the other hand, various initiatives have been introduced in Congress which would further restrict certain activities presently conducted by banks, and in particular their securities-related activities, out of concern over investor protection. Other banking-related initiatives that have been enacted or are pending before Congress include various alternatives to the administration's financial industry consolidation proposal. The Sponsor makes no prediction as to what, if any, manner of further financial institution regulatory reform might ultimately be adopted or what ultimate effect such reform might have on the Trust's portfolio.

    Although the Stocks were publicly traded (i.e., listed or quoted on the NYSE, the AMEX or Nasdaq) on the Date of Deposit, there can be no assurance that any Stock will meet the conditions for maintaining that status throughout the term of the Trust. A Stock that fails to maintain that status during the term of the Trust may not be sold by the Trust unless such failure is associated with one of the factors described under "Administration of the Trust -- Portfolio Supervision."

TAX  STATUS  OF  THE  TRUST

    The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of the Units under existing law. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment) within the meaning of
Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Unitholders should consult their tax advisers in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units of the Trust.

    In the opinion of Baker & Daniels, special counsel for the Sponsor, under existing law:

         1. The Trust is not an association taxable as a corporation for federal income tax purposes; each Unitholder will be treated under the Code as the owner of a pro rata portion of each of the assets of the Trust; and the income of the Trust will be treated under the Code as income of the Unitholders thereof when such income is received or deemed to be received by the Trust, without regard to when it is distributed to the Unitholders.

         2. Each Unitholder will have a taxable event when the Trust disposes of a Stock (whether by sale, exchange or redemption) or upon the sale or redemption of Units by such Unitholder. The price a Unitholder pays for his Units, including sales charges, will be allocated among his pro rata portion of each of the Stocks and other assets held by the Trust (in proportion to the fair market values thereof on the date the Unitholder purchases his Units) in order to determine his initial cost basis for his pro rata portion of each of the Stocks held by the Trust. For federal income tax purposes, a Unitholder's pro rata portion of dividends paid with respect to Stock of a particular company held by the Trust is generally taxable as ordinary income to the extent of such company's current and accumulated "earnings and profits" as defined by Section 316 of the Code. A Unitholder's pro rata portion of dividends paid on such Stock which exceed such company's current and accumulated earnings and profits will first reduce a Unitholder's tax basis in such Stock, and, to the extent that such dividends also exceed a Unitholder's tax basis in such Stock, the excess will generally be treated as capital gain, except in the case of a Unitholder that is a dealer or a financial institution (such as a bank). Any such capital gain will be short-term unless a Unitholder has held his Units for more than one year.

         3. A Unitholder's portion of gain, if any, upon the sale or redemption of Units or the disposition of any of the Stocks held by the Trust will generally be considered a capital gain except in the case of a Unitholder that is a dealer or a financial institution and will be long-term if the Unitholder has held his Units for more than one year. A Unitholder's portion of loss, if any, upon the sale or redemption of Units or the disposition of a Stock held by the Trust will generally be considered a capital loss except in the case of a Unitholder that is a dealer or a financial institution and will be long-term if the Unitholder has held his Units for more than one year. Unitholders should consult their tax advisers regarding the recognition of such capital gains and losses for federal income tax purposes.

         4. The Code provides that "miscellaneous itemized deductions" of an individual taxpayer, a trust or an estate are allowable only to the extent that, in the aggregate, they exceed two percent of the adjusted gross income of the taxpayer and that miscellaneous itemized deductions of individuals are, like most other itemized deductions of individuals, subject to reduction for taxpayers with adjusted gross income above certain levels. Miscellaneous itemized deductions subject to this limitation under present law include a Unitholder's pro rata portion of expenses paid by the Trust, including fees paid to the Trustee and the Sponsor.

    In addition, in the opinion of Carter, Ledyard & Milburn, special counsel to the Trust for New York tax matters, under the existing income tax laws of the City of New York and the State of New York, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unitholders thereof.

    DIVIDENDS RECEIVED DEDUCTION. A corporation that owns Units generally will be entitled to a 70% dividends received deduction with respect to such Unitholder's pro rata portion of dividends received by the Trust (to the extent such dividends are taxable as ordinary income, as discussed above) in the same manner as if such corporation directly owned the Stocks paying such dividends. However, a corporation owning Units should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Units) must generally be held at least 46 days (as determined under Section 246(c) of the Code). Moreover, the allowable percentage of the deduction will be reduced from 70% if a corporate Unitholder owns certain stock (or Units) the financing of which is directly attributable to indebtedness incurred by such corporation. Corporate Unitholders should consult their tax advisers regarding the availability of the dividends received deduction.

    DISPOSITION OF SECURITIES OR DISPOSITION OF UNITS. As discussed above, a Unitholder may recognize taxable gain (or loss) when any of the Stocks are disposed of by the Trust or if the Unitholder disposes of a Unit. In the case of corporations, under current law long-term capital gains are taxed at the same rate as ordinary income. Current federal tax law, however, limits tax on long-term capital gains of individual taxpayers, trusts and estates to a maximum rate of 28%.

    The Omnibus Budget Reconciliation Act of 1993 (the "Act") raised tax rates on ordinary income, but left long-term capital gains subject to a maximum rate of 28%. Because capital gains may be taxed at a comparatively lower rate, the Act includes provisions that characterize as ordinary income a certain portion of the gain recognized on the termination of a "conversion transaction" entered into after April 30, 1993. A "conversion transaction" is one in which the taxpayer is in the economic position of a lender because, for example, the taxpayer has an expectation of a return from the transaction which in substance is in the nature of interest and undertakes no significant risks other than those of a typical lender. Prospective investors should consult with their own tax advisors regarding the potential effect of these provisions on their investments in Units.

    "IN KIND" DISTRIBUTIONS. A Unitholder who owns at least 2,500 Units, or a lesser number of Units having a then current aggregate value of at least $25,000, may request an "in kind" distribution upon the termination of the Trust. In addition, with respect to redemption requests of $100,000 or more during the term of the Trust, a Unitholder may be required to take an "in kind" distribution if the Sponsor, in its sole discretion, directs the Trustee to redeem Units "in kind." As previously discussed, a Unitholder is considered to own a pro rata portion of each of the Trust assets for federal income tax purposes. The receipt of an "in kind" distribution would be deemed an exchange of such Unitholder's pro rata portion of each of the shares of Stock and other assets held by the Trust in exchange for an undivided interest in a pro rata number of whole shares of Stock plus, possibly, cash.

    There generally are three different potential tax consequences which may result from an "in kind" distribution with respect to each Stock owned by the Trust. If the Unitholder receives only whole shares of a Stock in exchange for his pro rata portion of each share of such Stock held by the Trust, there is, pursuant to Section 1036 of the Code, no taxable gain or loss recognized upon such deemed exchange. If the Unitholder receives whole shares of a particular Stock, plus cash in lieu of a fractional share of such Stock, and if the fair market value of the Unitholder's pro rata portion of the shares of such Stock exceeds his tax basis in his pro rata portion of such Stock, pursuant to
Section 1031(b) of the Code, taxable gain will be recognized in an amount not to exceed the amount of such cash received. Pursuant to Section 1031(c) of the Code, no taxable loss will be recognized upon such an exchange, whether or not cash is received in lieu of a fractional share. Under either of these circumstances, special rules will be applied under Section 1031(d) of the Code to determine the Unitholder's tax basis in the shares of such particular Stock which he receives as part of the "in kind" distribution. If a Unitholder's pro rata interest in a Stock does not equal a whole share, however, he will receive entirely cash in exchange for his pro rata portion of such Stock. In such case, taxable gain or loss is measured by comparing the amount of cash received by the Unitholder with his tax basis in such Stock.

    Because the Trust will own several Stocks and since no partial "in kind" distributions will be made, a Unitholder who receives an "in kind" distribution will have to analyze the tax consequences with respect to each Stock owned by the Trust. A Unitholder who requests an "in kind" distribution will receive shares of each of the Stocks held by the Trust, plus an amount of cash representing his pro rata share of any other assets of the Trust and cash in lieu of fractional shares, if any. The total amount of taxable gain (or loss) recognized upon such a distribution will generally equal the sum of the respective gains (or losses) recognized under the rules described above by such Unitholder with respect to each Stock owned by the Trust. Unitholders who request or receive "in kind" distributions are advised to consult their tax advisers in this regard.

    GENERAL. Each Unitholder will be requested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unitholder (including amounts received upon the redemption of Units) will be subject to 31% back-up withholding. Distributions by the Trust will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons. Such persons should consult their tax advisers.

    Each Unitholder will be notified annually of the amounts of interest income and income dividends includable in the Unitholder's gross income and the amount of Trust expenses which may be claimed as deductions.

    Dividend income, capital gains and interest income realized through the Trust may also be subject to state and local taxes. Investors should consult their tax advisers for specific information on the tax consequences of particular types of income or distributions.

    The foregoing discussion is a general summary relating only to certain aspects of the current federal income tax treatment of holding Units, of distributions by the Trust and of disposition of Units. Such holding, distributions and dispositions may also be subject to state and local taxation of other jurisdictions. Future legislative, judicial or administrative changes could require modification of the conclusions expressed above and could affect the tax consequences to Unitholders. Accordingly, Unitholders are advised to consult their tax advisers concerning the effect of an investment in Units.

PUBLIC  OFFERING  OF  UNITS

    PUBLIC OFFERING PRICE. Units are sold at their Public Offering Price, which will vary from the amount stated under "Essential Information Regarding the Trust" based on fluctuations in the value of the Stocks. The Public Offering Price is the Net Asset Value per Unit next computed as described under "Valuation," plus the applicable sales charge (up to a maximum of 6.25%). The Net Asset Value per Unit is based on the pro rata share of the aggregate value of the Stocks in the Trust. For purposes of computing Net Asset Value, each Stock listed on the NYSE, the AMEX or the Nasdaq National Market System will be valued at its closing sale price on the applicable valuation date or, if no such price existed or if the Stock is not so listed, at its closing bid price on such date. See "Valuation."

    The maximum sales charge of 6.25% will be reduced for volume purchases as indicated below:


           DOLLAR AMOUNT                                      PERCENTAGE OF
         OF TRANSACTION            SALES CHARGE             NET AMOUNT INVESTED
      --------------------       ------------------     ------------------------
      Up to $99,999                    6.25%                      6.67%
      $100,000 to $249,999             5.50%                      5.82%
      $250,000 or more                 4.50%                      4.71%

The reduced sales charge structure will apply on all purchases of Units by the same purchaser on any one day from the Sponsor or any one dealer. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed, for purposes of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. The purchaser must inform the Sponsor or dealer of any such combined purchase prior to the sale in order to obtain the indicated discount.

       DISTRIBUTION OF UNITS. The Units offered by this Prospectus are outstanding Units that have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. Only whole Units may be purchased.

       The Sponsor is the sole underwriter of the Units. Sales may, however, be made to dealers who are members of the National Association of Securities Dealers, Inc. (the "NASD") at prices which include a concession of $.25 per Unit subject to change from time to time. The difference between the sales charge and the dealer concession will be retained by the Sponsor. In the event that the dealer concession is 90% or more of the sales charge per Unit, dealers taking advantage of such concession may be deemed to be underwriters under the Securities Act of 1933, as amended.

       The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. The Sponsor has qualified the Units for sale in Indiana and selected other states. Units will be sold only to individuals and other investors resident in such states and to institutional and other investors in other states to the extent there are available exemptions from applicable state securities registration requirements.

       SECONDARY MARKET FOR UNITS. While not obligated to do so, the Sponsor intends to maintain a secondary market for the Units and expects to continuously offer to purchase Units at the Net Asset Value per Unit next computed after receipt by the Sponsor of an order from a Unitholder. The Sponsor may cease to maintain such a market at any time, and from time to time, without notice. In the event that a secondary market for the Units is not maintained by the Sponsor, a Unitholder desiring to dispose of Units may tender such Units to the Trustee for redemption at the Net Asset Value per

Unit next calculated in the manner set forth under "Valuation." For redemption requests of $100,000 or more, the Sponsor may, in its sole discretion, direct the Trustee to redeem Units "in kind" as described under "Redemption."

       The Sponsor may redeem any Units it has purchased in the secondary market if it determines for any reason that it is undesirable to continue to hold these Units in its inventory. Factors which the Sponsor may consider in making this determination will include the number of units of all series of all trusts which it holds in its inventory, the salability of the Units, its estimate of the time required to sell the Units and general market conditions.

       SPONSOR'S PROFITS. No proceeds from the sale of Units will be received by the Trust. In addition to the applicable sales charges, the Sponsor realizes a profit (or sustains a loss) in the amount of any difference between the price at which it buys Units and the price at which it resells or redeems such Units.

       Cash, if any, received from Unitholders prior to the settlement date for the purchase of Units may be used in the Sponsor's business subject to the limitations of Rule 15c3-3 under the Securities Exchange Act of 1934, as amended, and may be of benefit to the Sponsor.

REDEMPTION

       Units may be redeemed by tendering a written redemption request in form satisfactory to the Trustee at its address appearing on the back cover of this Prospectus, and, in the case of Units represented by a certificate, by tendering such certificate to the Trustee at such address, properly endorsed or accompanied by a properly executed stock power. Any such written request, and any such certificate or stock power, must be signed by the Unitholder exactly as such Unitholder's name appears on the records of the Trustee and on any such certificate, and such signature must be guaranteed by a guarantor institution participating in a signature guarantee program acceptable to the Trustee.

        A Unitholder may tender Units for redemption at any time after the settlement date for purchase and prior to the Evaluation Time (as defined under "Valuation") on the date the Trust is terminated, at the Net Asset Value per Unit determined on the day of tender (unless tender is made after the Evaluation Time on such day, in which case tender shall be deemed to have been made on the next succeeding Trust Business Day (as hereinafter defined)). There is no sales charge incurred when a Unitholder tenders Units to the Trustee for redemption. The amount received by a Unitholder upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Stocks in the portfolio at the time of redemption. Prior to redeeming Units tendered for redemption, the Trustee will offer such Units for sale to the Sponsor at the Net Asset Value per Unit. Subject to payment of applicable tax or governmental charges, if any, the Net Asset Value of Units tendered for redemption will be paid to the redeeming Unitholder on the seventh calendar day following the day of tender. If such day of payment is not a Trust Business Day, payment will be made on the first Trust Business Day prior thereto. See "Valuation."

       With respect to cash redemptions, amounts representing income received shall be withdrawn from the Income Account, and, to the extent the Income Account is insufficient and for remaining amounts, from the Capital Account.
The Trustee is empowered, to the extent necessary, to sell Stocks to meet redemptions. The Trustee will sell Stocks in such manner as is directed by the Sponsor. With respect to redemption requests of $100,000 or more, the Sponsor may, in its sole discretion, direct the Trustee to redeem Units "in kind" by distributing Stocks to the redeeming Unitholder. When Stocks are so distributed, the Unitholder will receive that number of whole shares of each Stock representing the aggregate of his interest in each of the Stocks, plus cash in lieu of fractional shares. The Sponsor may direct the Trustee to redeem Units "in kind" even if it is then maintaining a secondary market in Units of the Trust. Stocks will be valued for this purpose as set forth under "Valuation." A Unitholder receiving a redemption "in kind" generally will incur brokerage or other transaction costs in converting the Stocks distributed into cash. For information on the tax effects of receiving a redemption "in kind," see "Tax Status of the Trust."

       To the extent that shares of Stocks are distributed pursuant to a redemption "in kind" or sold, the size of the Trust will, and the diversity of the Trust may, be reduced. Sales may be required at a time when Stocks would not otherwise be sold and may result in lower proceeds than might otherwise be realized. In addition, because of the minimum amounts in which Stocks are required to be sold, the proceeds of sale may exceed the amount required at the time to redeem Units; these excess proceeds will be distributed to the remaining Unitholders on the next Capital Distribution Date.

       The Trustee may in its discretion, and will when so directed by the Sponsor, suspend the right of redemption, or postpone the date of payment for Units tendered for redemption to a date more than seven calendar days following the day of tender, (i) for any period during which the NYSE is closed other than for weekend and holiday closings; (ii) for any period during which the Securities and Exchange Commission determines that trading on the NYSE is restricted; (iii) for any period during which an emergency exists as a result of which disposal or evaluation of the Stocks is not reasonably practicable; or
(iv) for such other period as the Securities and Exchange Commission may by order permit for the protection of Unitholders. The Trustee is not liable to any person in any way for any loss or damages which may result from any such suspension or postponement, or any failure to suspend or postpone, when done in the Trustee's discretion.

VALUATION

       The Trustee will calculate the Trust's value (the "Net Asset Value") at the close of business on the NYSE (the "Evaluation Time") (i) on each Trust Business Day (defined as a day on which the NYSE is open, other than federal or New York state bank holidays) as long as the Sponsor is maintaining a secondary market, (ii) on the Trust Business Day on which any Unit is tendered for redemption and (iii) on any other day desired by the Sponsor or the Trustee, by adding:

          (a) The aggregate value of Stocks in the Trust, as determined by the Trustee; and

          (b) The sum of (i) cash on hand in the Trust other than cash credited to any reserve account established under the Indenture and (ii) dividends receivable on Stocks trading ex-dividend.

       The Trustee will deduct from the resulting figure: amounts representing any applicable taxes or governmental charges payable by the Trust for the purpose of making an addition to any reserve account established under the Indenture; amounts representing estimated accrued fees and expenses of the Trust, including amounts representing unpaid fees of the Trustee and the Sponsor; and cash held to redeem tendered Units and for distribution to Unitholders of record as of a Trust Business Day prior to the evaluation being made on the days set forth above.

       For the purpose of redemption of Units, the Net Asset Value per Unit is computed by the Trustee by dividing the result of the above computation by the total number of Units outstanding on the date of such evaluation.

       The value of Stocks shall be determined in good faith by the Trustee acting in its capacity as evaluator of the Trust in the following manner:
(i) if the Stocks are listed on the NYSE, the AMEX or the Nasdaq National Market System, such evaluation shall be based on the closing sales price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is the principal market thereof (deemed to be the NYSE if the Stocks are listed thereon), (ii) if the Stocks are listed but there is no such appropriate closing sales price on such exchange, and for Stocks that are not so listed but are quoted on the Nasdaq System, at the closing bid prices on such exchange or system (unless the Trustee deems such price inappropriate as a basis for evaluation), (iii) if the Stocks are not listed or quoted or, if so listed or quoted and the principal market therefor is other than on such exchange or system or there are no such appropriate closing bid prices available, such evaluation shall be made by the Trustee in good faith based on the closing sales price in the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or (iv) if there is no appropriate closing price, then (a) on the basis of current bid prices obtained from dealers or brokers (which may include the Sponsor), (b) if bid prices are not available, on the basis of current bid prices for comparable securities, (c) by the Trustee's appraising the value of the Stocks in good faith on the bid side of the market or (d) by any combination thereof. The tender of a Stock pursuant to a tender offer will not affect the method of valuing the Stock.

COMPARISON OF PUBLIC OFFERING PRICE AND REDEMPTION VALUE

       On any given day, the Public Offering Price per Unit (which figure includes the sales charge) will exceed the Redemption Price per Unit. See "Essential Information Regarding the Trust." The Public Offering Price per Unit is based on the Net Asset Value of the Trust, plus the applicable sales charge. The redemption value for Unitholders tendering their Units will be based solely on the Net Asset Value of the Trust. There is no sales charge incurred when a Unitholder tenders his Units to the Trustee for redemption. In addition, the value of the Stocks will generally vary. Therefore, for these reasons and others, the amount realized by a Unitholder upon redemption of Units may be less than the price paid by the Unitholder for such Units.

EXPENSES OF THE TRUST

       The cost of the preparation and printing of the Indenture and this Prospectus, the initial fees of the Trustee, advertising expenses and expenses incurred in establishing the Trust, including legal and auditing fees, are paid by the Sponsor and not by the Trust. The Sponsor receives no fee from the Trust for its services as Sponsor.

       The Sponsor receives a fee, which is earned for performing the portfolio supervisory services described under "Administration of the Trust -- Portfolio Supervision," based upon the largest number of Units outstanding during the calendar year. The Sponsor's fee, which will not exceed $.25 per 100 Units per annum, may exceed the actual costs of providing portfolio supervisory services for this particular series of the Trust, but at no time will the total amount it receives for such services rendered to all series of the Trust in any calendar year exceed the aggregate cost to it of supplying such services in such year. Thus, the Sponsor will not profit from fees received from the Trust for portfolio supervisory services. The Sponsor's fee may be increased without approval of the Unitholders by an amount not exceeding a proportionate increase in the category entitled "All Services Less Rent" in the Consumer Price Index published by the Department of Labor.

       For its services as Trustee and evaluator, the Trustee is paid at the rate of approximately $.84 per annum per 100 Units, but, in any event, not less than $2,000 per annum. Such compensation will be computed on each Income Record Date on the basis of the largest number of Units outstanding at any time subsequent to the preceding Income Record Date (or the Date of Deposit, as appropriate). The Trustee will also benefit to the extent that it holds funds in non-interest bearing accounts. In addition, the Trust incurs regular and recurring annual expenses of the Trust, including without limitation certain mailing, printing, and other miscellaneous expenses, which are estimated to be approximately the amount set forth under "Essential Information Regarding the Trust." Actual expenses payable by the Trust may be more or less than this estimate. See "Statements of Operations."

       The Trustee's fee and the Sponsor's supervisory fee are payable on each Income Record Date, from the Income Account to the extent funds are available, and then from the Capital Account.

       In addition to the above, the following charges are or may be incurred by the Trust and paid from the Income Account or, to the extent funds are not available in such Account, from the Capital Account: (i) fees for the Trustee for extraordinary services; (ii) reimbursable expenses of the Trustee (including legal and auditing expenses, but not including any fees and expenses charged by any agent for custody and safekeeping of Stocks); (iii) various governmental charges; (iv) expenses and costs of any action taken by the Trustee to protect the Trust and the rights and interests of the Unitholders; (v) indemnification of the Trustee for any loss, liabilities or expenses (including reasonable attorneys' fees) incurred by it in the administration of the Trust without gross negligence, bad faith or willful misconduct on its part; (vi) indemnification of the Sponsor for any loss, liability or expenses (including reasonable attorneys' fees) incurred in acting in such capacity other than by reason of its own gross negligence, bad faith or willful misconduct; (vii) brokerage commissions in connection with the sale of Stocks; and (viii) expenses incurred upon termination of the Trust. In addition, to the extent then permitted by the Securities and Exchange Commission, the Trust may incur expenses of maintaining registration or qualification of the Trust or the Units under federal or state securities laws so long as the Sponsor is maintaining a secondary market (including, but not limited to, legal, auditing and printing expenses). See "Administration of the Trust -- Accounts."

       The fees and expenses set forth above are payable out of the Trust and when unpaid will be secured by a lien on the Trust. Dividends on the Stocks are expected to be sufficient to pay the estimated expenses of the Trust. To the extent that dividends paid with respect to the Stocks are not sufficient to meet the expenses of the Trust, the Trustee is authorized to sell Stocks to meet the expenses of the Trust.

RIGHTS OF UNITHOLDERS

       Each Unit represents a pro rata fractional undivided interest in each of the Stocks and other assets held in this particular series of the Trust.

       Ownership of Units is evidenced by recordation on the books of the Trustee. In order to avoid additional operating costs and for investor convenience, certificates will not be issued unless a request, in writing with signature guaranteed by a member of a signature guarantee program acceptable to the Trustee. Issued certificates are transferable by presentation and surrender to the Trustee at its office at the address on the back cover properly endorsed or accompanied by a written instrument or instruments of transfer. Uncertificated Units are transferable by presentation to the Trustee of a written instrument of transfer.

       Certificates may be issued in denominations of one Unit or any integral multiple thereof as deemed appropriate by the Trustee. A Unitholder may be required to pay a reasonable fee (currently $2.00 per certificate) for each certificate issued, reissued or transferred, and shall be required to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates to be issued to replace destroyed, mutilated, stolen or lost certificates, the Unitholder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

       Unitholders will have no voting rights, except as provided under "Termination of the Trust" and under "Amendment of the Indenture." The rights the Unitholders have in distributions from the Income and Capital Accounts are set forth below under "Distributions."

DISTRIBUTIONS

       The Trustee will make distributions from the Income Account on each semi-annual Income Distribution Date to Unitholders of record on the preceding Income Record Date. See "Essential Information Regarding the Trust." Net proceeds from any sale of Stocks during any month, and any other amounts in the Capital Account, will be distributed to Unitholders of record as of the last day of such month, within 20 days after the end of such month, but only if such amounts are sufficient to distribute at least $.01 per Unit. Whenever required for regulatory or tax purposes, the Trustee will make special distributions on special distribution dates to Unitholders of record on special record dates when and as declared by the Trustee.

       Upon termination of the Trust, each Unitholder of record on such date will receive his pro rata share of the amounts realized upon disposition of the Stocks plus any other assets of the Trust, less liabilities of the Trust. See "Termination of the Trust."

ADMINISTRATION OF THE TRUST

       ACCOUNTS. All dividends received on Stocks, proceeds from the sale of Stocks or other moneys received by the Trustee on behalf of the Trust will be held in the Trust in non-interest bearing accounts.

       The Trustee will credit on its books to the Income Account dividends and other income distributions, if any, on Stocks in the Trust. All other receipts (i.e., return of principal and capital gains) will be credited on its books to the Capital Account. The pro rata share of the Income Account and the pro rata share of the Capital Account represented by each Unit will be computed by the Trustee as set forth under "Valuation."

       The Trustee will deduct from the Income Account and, to the extent funds are not sufficient therein, from the Capital Account, amounts necessary to pay expenses incurred by the Trust. See "Expenses of the Trust." In addition, the Trustee may withdraw from the Income Account and the Capital Account such amounts as may be necessary to cover redemption of Units by the Trustee. See "Redemption."

       The Trustee may establish reserves (the "Reserve Account") within the Trust for any state and local taxes, any other governmental charges, and any extraordinary expenses payable out of the Trust.

       REPORTS AND RECORDS. With any distributions from the Trust, the Trustee will furnish each Unitholder a statement setting forth the amount being distributed from each account. In addition, the Trustee shall notify the Unitholders within five days of substitute Stocks, if any, which are acquired for the portfolio. See "The Trust."

       The Trustee keeps records and accounts of the Trust at its office (currently located at the address on the back cover), including records of the names and addresses of Unitholders, a current list of underlying Stocks in the portfolio and a copy of the Indenture. Records pertaining to a Unitholder or to the Trust (but not to other Unitholders) are available to the Unitholder for inspection at reasonable times during business hours.

       Within a reasonable period of time after the end of each calendar year, the Trustee will furnish each person who was a Unitholder at any time during the calendar year a report containing the following information, expressed in reasonable detail both as a dollar amount and as a dollar amount per Unit:
(i) a summary of transactions for the Trust in the Income and Capital Accounts and any Reserve Account; (ii) Stocks sold or purchased, if any; (iii) the Net Asset Value per Unit, based upon the last computation thereof made during the year; and (iv) amounts distributed to Unitholders during such year.

       PORTFOLIO SUPERVISION. The Sponsor and the Trustee do not have authority to alter the Trust's portfolio of Stocks in an attempt to take advantage of various market conditions to improve the Trust's Net Asset Value. Rather, their activities described herein are governed solely by the provisions of the Indenture. The Indenture provides that the Sponsor may (but need not) direct the Trustee to dispose of a Stock:

       (i) upon the failure of the issuer to declare or pay anticipated dividends;

       (ii) upon default in the payment of principal or interest of any outstanding debt obligations of the issuer of such Stock;

       (iii) upon the institution of any action or proceeding instituted at law or in equity seeking to restrain or enjoin the declaration or payment of dividends or the existence of any other materially adverse legal question or impediment affecting such Stock or the declaration or payment of dividends on the same;

       (iv) upon the decline in price or the occurrence of any materially adverse credit factors that, in the opinion of the Sponsor, make the retention of such Stock detrimental to the interest of the Unitholders;

       (v) if sale of such Stock is required due to Units tendered for redemption; or

       (vi) if the sale of such Stock is required in order to prevent the Trust from being deemed an association taxable as a corporation for federal income tax purposes.

       The Indenture also provides that, in certain events such as the issuance by the issuer of any of the Stocks or any other party of new securities of the same or another issuer in exchange for shares of such Stocks, the Sponsor may direct the Trustee to sell the securities received in exchange therefor based on the factors enumerated above, and shall direct the Trustee to sell such securities if the retention thereof would jeopardize the tax status of the Trust. Cash received in exchange for Stocks together with the cash proceeds from the sale of any securities received as consideration in such an exchange, shall be credited to the Capital Account and distributed to Unitholders on the next Capital Distribution Date.

       Stocks may also be sold in the manner described under "The Trust." The Trustee may dispose of Stocks where necessary to pay Trust expenses or to satisfy redemption requests as directed by the Sponsor. The net proceeds of any such sale during any month may not be reinvested, but will be distributed to Unitholders of record as of the last day of such month, within 20 days after the end of such month, but only if such amounts are sufficient to distribute at least $.01 per Unit.

AMENDMENT OF THE INDENTURE

       The Indenture may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders to cure any ambiguity, to correct or supplement any provision thereof which may be defective or inconsistent, or to make such other provisions as will not materially adversely affect the interest of the Unitholders or as required by the Securities and Exchange Commission, so long as the Trustee provides the Unitholders with notice as required by the Indenture.

       The Indenture may be amended in any respect by the Sponsor and the Trustee with the consent of the holders of 66-2/3% of the Units then outstanding; provided that no such amendment shall, among other things, permit the acquisition of any stocks other than those specified in Schedule A of the Indenture or reduce the percentage of Unitholders required to consent to any such amendment, without the consent of all Unitholders.

       The Trustee will promptly notify Unitholders of the substance of any amendment affecting Unitholders' rights or their interest in the Trust.

TERMINATION OF THE TRUST

       The Indenture provides that the Trust will terminate upon the following circumstances: (i) occurrence of the Mandatory Termination Date (as stated in "Essential Information Regarding the Trust"); (ii) at the discretion of the Sponsor, if the value of the Trust as shown by any evaluation is less than the Liquidation Amount (as defined in "Essential Information Regarding the Trust"); or (iii) written consent to termination by the holders of 51% of the Units then outstanding. In no event will the Trust continue beyond the Mandatory Termination Date.

       Commencing with the first business day following the Mandatory Termination Date, the Trustee will, pursuant to the Sponsor's direction, begin to sell the Stocks held in the Trust other than those to be distributed "in kind" as discussed below. Within seven days after receipt of the last proceeds of such sales and after deduction of any fees and expenses of the Trust and payment into the Reserve Account of any amount required for taxes or other governmental charges that may be payable by the Trust, the Trustee will distribute to each Unitholder, after due notice of such termination, such Unitholder's pro rata share in the Income and Capital Accounts. Cash held upon the sale of Stocks will be held in non-interest bearing accounts created by the Indenture until distributed and will be of benefit to the Trustee. The sale of Stocks in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time due to termination of the Trust. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the amount paid by such Unitholder.

       Thirty days prior to the Mandatory Termination Date, the Trustee shall furnish to eligible Unitholders election forms pursuant to which they will be permitted to receive an "in kind" distribution upon termination in lieu of cash. Any Unitholders owning a minimum of 2,500 Units, or such lesser number of Units then representing an aggregate value of at least $25,000, who properly make appropriate elections no later than close of business on the Mandatory Termination Date shall be entitled to receive a distribution "in kind" for all of their Units. Upon the distribution following termination of the Trust, such Unitholders will receive that number of whole shares of each Stock representing the aggregate of their respective interests in each of the Stocks, plus cash representing their pro rata shares of other Trust assets and cash in lieu of fractional shares, if any. Unitholders not effectively electing an "in kind" distribution will receive a cash distribution as described above. No partial "in kind" distributions will be made. See "Tax Status of the Trust" for information concerning the tax consequences to a Unitholder of a distribution "in kind." Written notice of termination of the Trust shall be provided to all Unitholders of record on the date of termination.

SPONSOR

       The Sponsor, NatCity Investments, Inc., is the largest investment banking firm with principal offices in the State of Indiana. The Sponsor serves a wide range of institutional and individual investors, corporations and fiduciaries, as well as other securities and commodity dealers. The Sponsor is registered as a broker dealer with the Securities and Exchange Commission and is a member of the NASD. The Sponsor is a wholly owned subsidiary of National City Corporation, a registered bank holding company with principal offices in Cleveland, Ohio. Services offered by the Sponsor include investment research and trade execution services for listed and unlisted equity and fixed-income securities; and investment banking services for corporations and public sector clients. The Sponsor may, but need not, make a principal market as dealer in one or more of the Stocks in the Trust.

       The Indenture provides that the Sponsor will not be liable to the Trust, the Trustee or to the Unitholders for taking any action or for refraining from taking any action made in good faith or for errors in judgment, but will be liable only for its own gross negligence, bad faith or willful misfeasance in the performance of its duties or by reason of its reckless disregard of its obligation and duties. The Sponsor will not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Stocks in the Trust.

       The Indenture further provides that the Sponsor shall be indemnified by the Trust and held harmless from and against any loss, liability or expense incurred in acting as Sponsor of the Trust other than by reason of its own gross negligence, bad faith or willful misfeasance in the performance of its obligations or by reason of its own reckless disregard of its obligations and duties under the Indenture.

       The Indenture is binding upon any successor to the business of the Sponsor. The Sponsor may transfer all or substantially all of its assets to a corporation which carries on the business of the Sponsor and duly assumes all the obligations of the Sponsor under the Indenture. In such event the Sponsor shall be relieved of all further liability under the Indenture.

       The Indenture provides that the Sponsor may resign its position as Sponsor by delivering to the Trustee an instrument of resignation. This resignation will only be effective if prior to or concurrent with the delivery of the instrument the Trustee has either (i) appointed a successor Sponsor or
(ii) agreed to act as Sponsor thereby succeeding to all the rights and duties of the resigning Sponsor. The Trustee must notify the Unitholders of any such resignation or appointment of a successor Sponsor.

       If the Sponsor fails to undertake any of its duties under the Indenture, becomes incapable of acting, becomes bankrupt, or has its affairs taken over by public authorities, the Trustee may appoint a successor sponsor or sponsors to serve at rates of compensation determined as provided in the Indenture.

TRUSTEE

       The Trustee is United States Trust Company of New York with its principal unit investment trust offices at 770 Broadway, New York, New York 10003.

       The Trustee, whose duties are ministerial in nature, has not participated in the selection of the Stocks.

       The Indenture provides that the Trustee shall be indemnified by the Trust and held harmless from and against any loss, liability or expense incurred without gross negligence, bad faith or willful misfeasance in the performance of its duties or by reason of its reckless disregard of the duties of the Trustee arising out of or in connection with the administration of this Trust.

       The Trustee may resign and be discharged of its duties with respect to the Trust pursuant to the Indenture by delivering an instrument of resignation to the Sponsor and mailing such instrument to the Unitholders then of record not less than 60 days before the resignation date. The Trustee shall not, however, resign until either (i) the Trust has been completely liquidated and the proceeds distributed to the Unitholders, or (ii) a successor Trustee, having the qualifications prescribed in the governing securities laws, has been designated and has accepted the duties as Trustee.

       The Sponsor may remove the Trustee, upon the occurrence of certain events as set forth in the Indenture. Upon the resignation or removal of the Trustee as set forth above and in the Indenture, the Sponsor shall use its best efforts promptly to appoint a successor Trustee. The Indenture is binding upon any successor to the business of the Trustee. The Trustee may transfer all or substantially all of its assets to a corporation which carries on the business of the Trustee and duly assumes all the obligations of the Trustee under the Indenture. In such event the Trustee shall be relieved of all further liability under the Indenture.

EXPERTS

       The financial statements of the Trust appearing in this Prospectus and in the registration statement have been audited by KPMG Peat Marwick LLP, independent public accountants, as set forth in their report thereon appearing elsewhere herein and in the registration statement and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

LEGAL  MATTERS

       The legality of the Units offered hereby and certain matters relating to federal income tax law have been passed upon by Baker & Daniels, 300 North Meridian Street, Suite 2700, Indianapolis, Indiana 46204, as counsel for the Sponsor. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, acts as counsel for the Trustee and as special New York tax counsel for the Trust.

                                 MIDWEST EQUITY TRUST
                            FINANCIAL SECURITIES SERIES 1

SPONSOR:                                 TRUSTEE:

NATCITY INVESTMENTS, INC.                UNITED STATES TRUST COMPANY OF NEW
                                         YORK
20 North Meridian Street                 770 Broadway
Indianapolis, Indiana 46204              New York, New York  10003
1-800-382-1126                           1-800-882-9898

--------------------------------------------------------------------------------
                                  TABLE OF CONTENTS

    ESSENTIAL INFORMATION REGARDING THE TRUST. . . . . . . . . . . . .   2
    SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
       The Trust . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
       Special Risk Considerations . . . . . . . . . . . . . . . . . .   3
       Termination . . . . . . . . . . . . . . . . . . . . . . . . . .   3
       Public Offering Price . . . . . . . . . . . . . . . . . . . . .   3
       Distributions . . . . . . . . . . . . . . . . . . . . . . . . .   3
       Secondary Market for Units. . . . . . . . . . . . . . . . . . .   4
    INDEPENDENT AUDITORS' REPORT . . . . . . . . . . . . . . . . . . .   5
    STATEMENT OF ASSETS AND LIABILITIES. . . . . . . . . . . . . . . .   6
    SCHEDULE OF INVESTMENTS. . . . . . . . . . . . . . . . . . . . . .   7
    STATEMENTS OF OPERATIONS . . . . . . . . . . . . . . . . . . . . .   8
    STATEMENTS OF CHANGES IN NET ASSETS. . . . . . . . . . . . . . . .   9
    NOTES TO FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . .  10
    THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
       Special Risk Considerations . . . . . . . . . . . . . . . . . .  12
    TAX STATUS OF THE TRUST. . . . . . . . . . . . . . . . . . . . . .  13
       Dividends Received Deduction. . . . . . . . . . . . . . . . . .  14
       Disposition of Securities or Disposition of Units . . . . . . .  14
       "In Kind" Distributions . . . . . . . . . . . . . . . . . . . .  14
       General . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
    PUBLIC OFFERING OF UNITS . . . . . . . . . . . . . . . . . . . . .  15
       Public Offering Price . . . . . . . . . . . . . . . . . . . . .  15
       Distribution of Units . . . . . . . . . . . . . . . . . . . . .  16
       Secondary Market for Units. . . . . . . . . . . . . . . . . . .  16
       Sponsor's Profits . . . . . . . . . . . . . . . . . . . . . . .  17
    REDEMPTION . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
    VALUATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
    COMPARISON OF PUBLIC OFFERING PRICE AND REDEMPTION VALUE . . . . .  18
    EXPENSES OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . .  19
    RIGHTS OF UNITHOLDERS. . . . . . . . . . . . . . . . . . . . . . .  19
    DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .  20
    ADMINISTRATION OF THE TRUST. . . . . . . . . . . . . . . . . . . .  20
       Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
       Reports and Records . . . . . . . . . . . . . . . . . . . . . .  21
       Portfolio Supervision . . . . . . . . . . . . . . . . . . . . .  21
    AMENDMENT OF THE INDENTURE . . . . . . . . . . . . . . . . . . . .  22
    TERMINATION OF THE TRUST . . . . . . . . . . . . . . . . . . . . .  22
    SPONSOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
    TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
    EXPERTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
    LEGAL MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . .  24
--------------------------------------------------------------------------------

    THIS PROSPECTUS DOES NOT CONTAIN ALL OF THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C., UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND TO WHICH REFERENCE IS MADE.

    NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE TRUSTEE, OR THE SPONSOR. THE TRUST IS REGISTERED AS A UNIT INVESTMENT TRUST UNDER THE INVESTMENT COMPANY ACT OF 1940. SUCH REGISTRATION DOES NOT IMPLY THAT THE TRUST OR THE UNITS HAVE BEEN GUARANTEED, SPONSORED, RECOMMENDED OR APPROVED BY THE UNITED STATES OR ANY STATE OR ANY AGENCY OR OFFICER THEREOF.

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES TO, OR A SOLICITATION OF AN OFFER TO BUY SECURITIES FROM, ANY PERSON IN ANY STATE TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH STATE.

                                       PART II
                                       -------

                          CONTENTS OF REGISTRATION STATEMENT

    This Amendment to the Registration Statement consists of the following papers and documents:

    The facing sheet.

    The Prospectus consisting of 25 pages.

    The signatures.

    Written consents of the following persons:

            KPMG Peat Marwick LLP
            (included as Exhibit 6.3)

    The following exhibits:

  *  Exhibit 1.1.1 -       Trust Agreement, dated May 20, 1993, between
                           Raffensperger, Hughes & Co., Inc., as Depositor, and
                           United States Trust Company of New York, as Trustee, incorporating by reference the Standard Terms and Conditions of Trust.

  *  Exhibit 1.1.2 -       Standard Terms and Conditions of Trust, effective
                           May 20, 1993, between Raffensperger, Hughes & Co.,
                           Inc., as Depositor, and United States Trust Company of New York, as Trustee.

 **  Exhibit 1.1.3 -       Assignment of Trust Agreement, dated July 11, 1995
                           (but effective July 13, 1995), by Raffensperger,
                           Hughes & Co., Inc., as Depositor, to NatCity
                           Investments, Inc., as successor Depositor, including a related Assumption of Trust Agreement by NatCity
                           Investments, Inc. and a related Acknowledgement by the Trustee.

***  Exhibit 1.5   -       Form of Certificate of Beneficial Ownership.

 **  Exhibit 1.6.1 -       Articles of Incorporation, as amended, of NatCity
                           Investments, Inc.

 **  Exhibit 1.6.2 -       By-Laws, as amended, of NatCity Investments, Inc.
                           (formerly Merchants Investment Services, Inc.)

  *  Exhibit 2.1   -       Opinion of Baker & Daniels as to the legality of
                           securities being registered.

  *  Exhibit 2.2   -       Opinion of Baker & Daniels as to federal income tax
                           status of securities being registered.

 *   Exhibit 2.3   -       Opinion of Carter, Ledyard & Milburn as to New York
                           income tax status of securities being registered.

     Exhibit 6.1   -       Consent of Baker & Daniels to the use of their name
                           under the headings "Tax Status of the Trust" and "Legal Matters" (included in Exhibit 2.1).

     Exhibit 6.2   -       Consent of Carter, Ledyard & Milburn to the use of
                           their name under the headings "Tax Status of the Trust" and "Legal Matters" (included in
                           Exhibit 2.3).

**** Exhibit 6.3   -       Consent of KPMG Peat Marwick LLP.

  ** Exhibit 6.4   -       Powers of Attorney
---------------------------

   * Incorporated herein by reference to the corresponding Exhibit to Pre-Effective Amendment No. 4 to the Registration Statement.

  ** Incorporated herein by reference to the corresponding Exhibit to Post-
     Effective Amendment No. 2 to the Registration Statement.

 *** Incorporated herein by reference to the corresponding Exhibit to the original Registration Statement.

**** Filed herewith.

                            INDEX TO FINANCIAL STATEMENTS

I. The following financial statements of the Trust as of March 31, 1996, and for its fiscal years ended March 31, 1996 and 1995, and for the period from May 20, 1993 to March 31, 1994, are included in the Prospectus constituting
    Part I of this Post-Effective Amendment to the Registration Statement:

            Independent Auditors' Report
            Statement of Assets and Liabilities
            Schedule of Investments
            Statements of Operations
            Statements of Changes in Net Assets
            Notes to Financial Statements

            All other financial statements, schedules and historical financial information have been omitted as the subject matter is not required, not present or not present in amounts sufficient to require submission.

II. The required financial statements of the Sponsor are incorporated herein by reference to the Focus Report filed with the Securities and Exchange Commission for the year ended December 31, 1995, and the quarter ended March 31, 1996, by NatCity Investments, Inc. (File No. 8-16555).

                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Midwest Equity Trust, Financial Securities Series 1, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Indianapolis and State of Indiana, on the 17th day of September, 1996.

                                            MIDWEST EQUITY TRUST
                                            FINANCIAL SECURITIES SERIES 1

                                            By:  NATCITY INVESTMENTS, INC.,
                                            SPONSOR

                                            By:            *
                                               -----------------------------
                                               Herbert R. Martens, Jr.
                                               President and Chief
                                               Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on behalf of NatCity Investments, Inc., the Sponsor, by the following persons in the capacities and on the date indicated.

          Signature                                  Title                             Date
          ---------                                  -----                             ----

                     *                       President and Chief               )
---------------------------------------
Herbert R. Martens, Jr.                      Executive Officer                 )
                                             (Principal Executive Officer)     )
                                                      )
                     *                       Director                          )
---------------------------------------
David A. Daberko                                                               )
                                                                               )
                     *                       Director                          )
----------------------------------------
Otis Johnson, Jr.                                                              )
                                                                               ) September 17, 1996
                     *                       Director                          )
----------------------------------------
William H. Schecter                                                            )
                                                                               )
                     *                       Director                          )
----------------------------------------
L. Gene Tanner                                                                 )
                                                                               )
/S/ J. Douglas Townsend                      Chief Administrative Officer      )
----------------------------------------
J. Douglas Townsend                          (Principal Financial and          )
                                             Accounting Officer)               )

By: /S/ J. Douglas Townsend
    ------------------------------------
        J. Douglas Townsend
        Attorney-in-Fact

                                  EXHIBIT INDEX


    Exhibit        Description                                             Page
    -------        -----------                                             ----

      6.3          Consent of KPMG Peat Marwick LLP  . . . . . . . . .



                                      E-1